Exhibit 99.3

Houston American Energy Closes Acquisition of Cedar Port Development Site in Baytown, Texas

25-Acre Site Provides Strategic Logistical Access in the U.S. Gulf Coast Energy Corridor; Will Serve as Future Low-Carbon Fuels and Innovation Hub

HOUSTON, TX / Globe Newswire / July 15, 2025 – Houston American Energy Corp. (NYSE American: HUSA) (“HUSA” or the “Company”) today announced it has closed the $8.5 million acquisition of a 25-acre site at the Cedar Port Industrial Park located in Baytown, Texas from TGS Cedar Port Partners (“TGS”).

HUSA plans to construct its first plastics recycling plant at the location, transforming plastic waste into pyrolysis oil. The strategically located site will be the foundation for a U.S. innovation hub dedicated to developing recycling, renewable and circular technologies supported by the industrial park’s robust infrastructure.

“The site at Cedar Port is in the largest master-planned rail and barge served industrial park in the United States with direct access to the Houston Ship Channel and the Port of Houston,” said Ed Gillespie, CEO of HUSA. “It provides robust logistical advantages for the transportation of both feedstock and our low-carbon drop-in fuels and chemical products. Critically, the region has a deep pool of engineering and operations talent. HUSA looks forward to working with local communities and adding economic growth in the Gulf Coast region.”

James Scott, President, Construction & Development for TGS stated, “We are excited to welcome Houston American Energy to Cedar Port Industrial Park. HUSA’s innovative approach to converting waste into low-carbon fuels aligns with our vision of supporting next-generation industries.”

TGS has a long track record of serving customers in the plastic resin industry with a 6,000 railcar SIT capacity and four world-class packaging facilities that combine to handle about 5 billion pounds of plastic resin annually. TGS is an Operation Clean Sweep Blue member, and it utilizes advanced technology to eliminate resin loss in the environment.

John F. Littman, Executive Managing Director at Cushman & Wakefield, represented HUSA in the transaction.

A Strategic Hub to Grow Low-Carbon Fuels and Chemicals

The Cedar Port site offers HUSA multiple strategic advantages by placing its operations at the epicenter of the Gulf Coast energy corridor.

The industrial park has infrastructure engineered for heavy industry, including heavy-haul-rated roads, and Cedar Port Railroad interchanges more than 100,000 railcars annually with both Union Pacific and BNSF. The industrial park serves multiple industries, including petrochemical, retail distribution, refrigerated warehousing, steel and building materials, and the semiconductor and electric vehicles supply chains. For marine transport, the industrial park has access to two barge terminals on the Houston Ship Channel, providing flexibility for transporting feedstock and finished products.

The region boasts a large, skilled workforce with deep expertise in engineering, plant operations, safety and maintenance. This deep talent pool is a key strategic advantage as HUSA builds out its new facilities and scales its advanced pyrolysis operations.

About Houston American Energy Corp.

Houston American Energy Corp. (NYSE American: HUSA) is an independent energy company with a growing and diversified portfolio across both conventional and renewable sectors. Historically focused on the exploration and production of oil and natural gas, the Company is actively expanding into high-growth segments of the energy industry. In July 2025, HUSA acquired Abundia Global Impact Group, a technology-driven platform specializing in the conversion of waste plastics into low-carbon fuels and chemical feedstocks. This strategic acquisition reflects HUSA’s broader commitment to meeting global energy demands through a balanced mix of traditional and alternative energy solutions and positions the Company to capitalize on emerging opportunities in sustainable fuels and energy transition technologies.

About Trans Global Solutions

Trans Global Solutions (TGS) is a leading provider of transportation, logistics, and comprehensive heavy civil construction services. With diverse capabilities ranging from terminal development and third-party rail switching to engineering and new construction, TGS serves a wide array of industrial clients. The company’s services include track inspection and maintenance, locomotive leasing, and rail car storage, cleaning, and repair. TGS owns and operates the Cedar Port Industrial Park in Baytown, Texas, the largest master-planned rail-and-barge-served industrial park in the United States.

Cautionary Note Regarding Forward-Looking Information:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information generally is accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release includes, but is not limited to, statements about the future growth of the Company in the low-carbon fuels and chemicals sector as well as plans for transportation of feedstock and drop-in fuels and chemical products. Actual results may differ materially from those indicated by these forward-looking statements as a result of a variety of factors, including, but not limited to: (i) risks and uncertainties impacting the Company’s business including, risks related to its current liquidity position and the need to obtain additional financing to support ongoing operations, the Company’s ability to continue as a going concern, the Company’s ability to maintain the listing of its common stock on NYSE American, the Company’s ability to predict its rate of growth, the Company’s ability to hire, retain and motivate employees, the effects of competition on the Company’s business, including price competition, technological, regulatory and legal developments, developments in the economy and financial markets, risks related to the Company’s ability to complete the development of the site at Cedar Port Industrial Park, and (ii) other risks as set forth from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond the control of the Company.

With respect to the forward-looking information contained in this news release, the Company has made numerous assumptions. While the Company considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Additionally, there are known and unknown risk factors which could cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing the Company’s business is disclosed in our Annual Report on Form 10-K and other filings with the SEC on www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and the Company disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.

For additional information, view the company’s website at www.houstonamerican.com or contact Houston American Energy Corp. at (713) 222-6966.